AFL-CIO Housing Investment Trust
Helping Build New York City - The Union Way October 2018

The AFL-CIO Housing Investment Trust builds on over 30 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

The New York area is a strong market for the HIT. Since inception, the HIT has invested $1.5 billion and its subsidiary Building America CDE has awarded $8 million in tax credits to help finance 59 projects with total development investment of $3.3 billion. These projects have built or preserved nearly 37,000 housing units and created an estimated 19.3 million hours of union construction work*.

Economic and Fiscal Impacts of the HIT-Financed Projects in New York City
In 2017 Dollars, Since Inception*

$3.3B total economic benefits

$1.4B personal income

19,260 total jobs across industry segments

9,580 union construction jobs, 19.3M hours of work

$221.2M state and local tax revenue generated

606 West 57th St (2016, 2017 & 2018): The HIT purchased $81 million of bonds for the new construction of 948 of planned 1,028-unit, 606 West 57th St. in Manhattan, creating an estimated 534 union construction jobs.

Electchester Housing Companies: The HIT provided $49 million for rehabilitation work at the 2,399-unit Electchester Housing Companies in Queens, creating an estimated 175 union construction jobs.

*Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT and subsidiary Building America project data. Data current as of September 30, 2018. Since inception dates from 1984-3Q 2018.

Projects in the New York City Area in the Last 10 Years 2009-3Q 2018

In the past 10 years, the HIT has invested $846.0 million in 29 projects with a total development investment of $2.3 billion. These projects are creating an estimated 10.1 million hours of union construction work*.

Project	Location	Total Units	Affordable Units	HIT Investment	TDC
Mitchell-Lama Pool: Cadman Tower	Brooklyn	422	422	$8,051,087	$ 8,051,087
Mitchell-Lama Pool: East Midtown Plaza	Manhattan	746	746	$5,951,632	$ 5,951,632
Mitchell-Lama Pool: Goodwill Terrace	Queens	208	208	$1,028,425	$1,028,425
Mitchell-Lama Pool: Ruppert House Coop	Manhattan	652	652	$5,829,209	$ 5,829,209
Mitchell-Lama Pool: Tower West	Manhattan	217	217	$1,139,647	$1,139,647
The Dempsey	Manhattan	80	80	$15,000,000	$26,363,400
The Douglass - Building C	Manhattan	70	70	$9,500,000	$31,200,759
CUNY Graduate Center Housing	Manhattan	77	12	$9,832,000	$28,766,797
Elizabeth Seton Pediatric Center	Yonkers	137	137	$100,000,000	$115,557,020
Lands End II	Manhattan	490	488	$90,000,000	$175,000,000
NYCHA Bonds: The Bay View	Brooklyn	1,610	1,610	$5,275,446	$60,973,580
NYCHA Bonds: The Boulevard	Brooklyn	1,423	1,423	$9,615,000	$12,500,000
NYCHA Bonds: The Stapleton	Staten Island	693	693	$6,414,554	$29,621,000
Penn South Cooperative	Manhattan	2,820	2,820	$134,000,000	$151,000,000
The Renaissance	Manhattan	241	180	$12,500,000	$28,000,000
Electchester Housing Companies	Queens	2,399	2,399	$49,000,000	$49,000,000
Amalgamated Warbasse Houses	Brooklyn	2,583	2,583	$89,000,000	$89,000,000
New York Presbyterian Hospital	Manhattan	—	—	$40,000,000	$71,680,000
Hunter's Point South - Building A	Queens	619	619	$8,265,000	$232,950,050
Penn South Cooperative (Supp. Financing)	Manhattan	—	—	$45,000,000	$45,000,000
Harry Silver Housing Corporation	Brooklyn	288	288	$8,000,000	$8,000,000
33 Bond Street (2016 Bonds)	Brooklyn	144	144	$18,300,000	$54,320,000
606 West 57th St. (2016 Bonds)	Manhattan	206	206	$31,000,000	$108,742,105
Elizabeth Seton Pediatric Center II	Yonkers	32	32	$18,300,000	$21,130,584
33 Bond Street (2017 Bonds)	Brooklyn	491	—	$20,000,000	$287,120,000
606 West 57th St. (2017 Bonds)	Manhattan	476	20	$20,000,000	$275,384,620
Penn South Cooperative (2017)	Manhattan	2,820	2,820	$55,000,000	$191,000,000
606 West 57th St. (2018 Bonds)	Manhattan	266	32	$30,000,000	$153,157,894
Joseph P. Addabbo Family Health Center**	Queens	21,865 (SF)	—	—	$23,420,528
TOTAL (LAST 10 YEARS - 2009-3Q 2018)		20,210	18,901	$846,002,000	$2,290,888,337

* Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT and subsidiary Building America project data. Data current as of September 30, 2018.

** Building America, a subsidiary of the HIT, provided financing for the Joseph P. Addabbo Family Health Center project through the allocation of $8.0 million in New Markets Tax.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

October 2018